                                                                    EXHIBIT 10.2

                             FRANCHISE AGREEMENTS

1.   Franchisee:
     ----------
     Welsh, Inc., formerly known as Crossroads of Virginia, Inc.
     P.O. Box 10725
     Merrillville, Indiana 46411

     Franchised Location:
     -------------------
     Petro Stopping Center #52
     Interstate 81 and U.S. Route 52 (Exit 25)
     Fort Chiswell, Virginia 24360

     a.   Franchise Agreement and Amendments: Expiration Dates*:
          ----------------------------------------------------

          (1)  Franchise Agreement dated as of March 4, 1985 (expiration date:
               March 7, 1996)

          (2)  Supplement to Franchise Agreement dated as of March 4, 1985

          (3)  Amendment to Franchise Agreement dated as of February 1, 1991

          (4) Second Amendment to Franchise Agreement dated as of November 25, 1991

          (5)  Third Amendment to Franchise Agreement dated March 1, 1995

          (6) Renewal Extension Letter dated March 13, 1995 extending renewal to May 31, 1995

          (7) Renewal Extension Letter dated May 29, 1996 extending renewal to August 31, 1995

          (8) Renewal Extension Letter dated August 29, 1996 extending renewal to December 31, 1996

          (9) Billing Program Agreement dated as of September 24, 1991 (expiration date: March 7, 1996)

          (10) Arbitration Agreement dated as of November 25, 1991

          (11) Software License Agreement dated June 8, 1995

     b.   Exclusive Territory:
          -------------------

          The exclusive territory covers the area from Wytheville, Virginia to the following points:

          (1) North on Interstate 81 in a northeasterly direction to the intersection of Highway 211;

          (2) South on Interstate 81 in a south-southwesterly direction to the point that is an intersection of Interstate 40 and Interstate 81;

          (3)  North on State Highway 77 to Ripley, West Virginia; and

          (4)  South on Highway 77 to Statesville, North Carolina.

     c.   Deposits and Fees Payable:
          -------------------------

          (1)  $1,000 Application Fee

          (2)  $75,000 Initial Franchise Fee

          (3) Monthly Royalty Fee equal to 3.5% of Gross Sales plus $.0035 per gallon of Fuel Sales (excluding bulk fuel sales)

          (4)  $50,000 Initial Training Fee

          (5) Up to $10,000 for grand opening advertisement plus a Monthly Advertising fee of up to .25% of gross sales for the preceding calendar month.

     d.   Variations to Deposits and Fee Payable Pursuant to Franchise
          ------------------------------------------------------------
          Agreement:

          (1) Royalty fee Waived for first four months of operation

     e.   Right of First Refusal**: Yes.
          ----------------------

     f.   Option to Purchase Franchised Location Upon Termination**: No.
          -------------------------------------------------------

2.   Franchisee:
     ----------
     Highway Service Ventures, Inc.
     100 Harbor Oak Drive, Suite 106
     Ashland, Virginia 23005

     Franchised Location:
     -------------------
     Petro Stopping Center #51
     Interstate-95 & Md. 279 (Exit 109A)
     Elkton, Maryland 21921

     a.   Franchise Agreement and Amendments: Expiration Dates*:
          ----------------------------------------------------

          (1)  Franchise Agreement dated as of August 9, 1985 (expiration date:
               September 29, 1995)

          (2)  Supplement to Franchise Agreement dated as of August 9, 1985

          (3)  Second Supplement to Franchise Agreement dated as of April 28,
               1987

          (4)  Amendment to Franchise Agreement dated as of August 21, 1991

          (5) Renewal Extension letter dated September 29, 1995 extending renewal to December 31, 1995

          (6) Renewal Extension letter dated February 16, 1996 extending renewal to March 31, 1996

          (7) Renewal Extension letter dated March 29, 1996 extending renewal to May 31, 1996

          (8) Renewal Extension letter dated May 28, 1996 extending renewal to August 31, 1996

          (9) Renewal Extension letter dated August 29, 1996 extending period to December 31, 1996

          (10) Billing Program Agreement dated as of October 30, 1991 (expiration date: September 29, 1995)

          (11) Arbitration Agreement dated as of October 30, 1991

          (12) Software License Agreement dated April 26, 1995


     b.   Exclusive Territory:
          -------------------

          The exclusive territory covers an area including the right-of-way of Highway I-95 and extending one (1) mile from both sides of the right-of-way of Highway I-95 from a point on Highway I-95 located one hundred (100) miles north of the Franchised Location to a point on Highway I-95 located (20) miles south of the District of Columbia.

     c.   Deposits and Fees Payable:
          -------------------------

          (1)  $1,000 Application Fee

          (2)  $75,000 Initial Franchise Fee

          (3) Monthly Royalty Fee equal to 3.5% of Gross Sales plus $.0035 per gallon of Fuel Sales (excluding bulk fuel sales)

          (4)  $50,000 Initial Training Fee

          (5) Up to $10,000 for grand opening advertise ment plus a Monthly Advertising Fee of up to .25% of gross sales for the preceding calendar month

     d.   Variations from Deposits and Fees Payable Pursuant to Franchise
          Agreement

          (1)  Initial Franchise Fee - $15,000

          (2) Fuel Royalty Fee shall relate to on-premise sales of diesel only and such royalty fee shall be a maximum of $175,000 for one year, from date business opens and such maximum royalty fee for date business opens shall increase by 1/2 of increase in CPI for applicable year for ten years for date business opens

     e.   Right of First Refusal**:  Yes.
          ----------------------

     f.   Option to Purchase Franchised Location Upon Termination**:  No.
          -------------------------------------------------------

3.   Franchisee:
     ----------
     Goetz Associates Truckstop, Inc.
     P.O. Box 489
     Portage, Wisconsin 53901

     Franchised Location:
     -------------------
     Petro Travel Plaza #53
     Interstate-90/Interstate-94 (Exit 108) at Highway 78
     Portage, Wisconsin 53901

     a.   Franchise Agreement and Amendments: Expiration Dates*:
          ----------------------------------------------------

          (1) Franchise Agreement dated as of October 15, 1985 (expiration date: December 1, 2001)

          (2)  Amendment to Franchise Agreement dated as of December 1, 1986

          (3) Second Amendment to Franchise Agreement dated as of November 18, 1991

          (4) Billing Program Agreement dated September 18, 1991 (expiration date: September 2, 1996)

          (5)  Arbitration Agreement dated as of November 18, 1991

          (6) Assignment and Agreement Regarding Franchise Agreement dated as of May 25, 1995

          (7)  Third Amendment to Franchise Agreement dated February 23, 1993

          (8)  Fourth Amendment to Franchise Agreement dated December 30, 1994

          (9) Fifth Amendment to Franchise Agreement dated November 27, 1995 (Dairy Queen)

          (10) Fifth Amendment to Franchise Agreement dated February 19, 1996 (Little Caesar's)

          (11) Software License Agreement dated April 26, 1996 between Goetz Companies, Inc. and Petro Stopping Centers, L.P.

     b.   Exclusive Territory:
          -------------------

          The exclusive territory covers an area including the right-of-way of the following-described portions of Interstate Highways 90, 94 and 90/94, and extending in width one mile from either side of such
          Highways: Beginning in length from the north side of the intersection of State Highway 11 and Interstate Highway 90 ("IH 90"), and extending north and northwest along IH 90 until IH 90 intersects with Interstate Highway 94 ("IH 94"), where IH 90 becomes Interstate 90/94 ("IH 90/94"); and continuing northwest along IH 90/94 to a point where IH 94 continues northwest and IH 90 continues west; and continuing north along IH 94 to the southern side of the intersection of IH 94 and State Highway 54 near Black River Falls, Wisconsin, and continuing west along IH 90 to the east side of the intersection of IH 90 and U.S. Highway 53 near La Crosse, Wisconsin.

     c.   Deposits and Fees Payable:
          -------------------------

          (1)  $1,000 Application Fee

          (2)  $75,000 Initial Franchise Fee

          (3) Monthly Royalty Fee equal to 3.5% of Gross Sales plus $.0035 per gallon of Fuel Sales (excluding bulk fuel sales)

          (4)  $50,000 Initial Training Fee

          (5) Up to $10,000 for grand opening advertisement plus a Monthly Advertising Fee of up to .25% of all gross sales for the preced ing calendar month

     d.   Variations to Deposits and Fees Payable Pursuant to Franchise
          --------------------------------------------------------------
          Agreement:
          ---------

          (1) Monthly Minimums Gross Sales changed: 1 through 6 months 500,000 gallons; 6 through 18 months 500,000 gallons and 18 through termination 700,000 gallons

     e.   Right of First Refusal**:  Yes.
          ----------------------

     f.   Option to Purchase Franchised Location upon Termination**:  No.
          -------------------------------------------------------

4.   Franchisee:
     ----------
     Truckstop Distributors, Inc.
     P.O. Box 639
     Walcott, Iowa 52773

     Franchised Location:
     -------------------
     Petro Stopping Center #54
     Interstate-44 and State 43 South (Exit 4)
     Joplin, Missouri 64804

     a.   Franchise Agreement and Amendments: Expiration Dates*:
          ----------------------------------------------------

     (1)  Franchise Agreement dated as of January 2, 1987 (expiration date:
          October 11, 1997)

     (2)  Amendment to Franchise Agreement dated as of January 2, 1987

     (3)  Amendment to Franchise Agreement dated as of March 11, 1987.

     (4)  Amendment to Franchise Agreement dated as of January 29, 1991

     (5)  Fourth Amendment to Franchise Agreement dated as of January 16, 1992

     (6) Billing Program Agreement dated as of December 2, 1990 (expiration date: October 11, 1993)

     b.   Exclusive Territory:
          -------------------

          The exclusive territory covers an area includ ing the right-of-way of the following described portions of U.S. Interstate Highway 44 ("I-44") and U.S. Federal Highway 69 ("U.S. 69") and extending in width one mile from either side of such Highways and an area including the right-of-way of the following described portions of U.S. Interstate Highway 270 ("Loop 270") and U.S. Interstate Highway 255 ("Loop 255") and extending in width one-half mile from either side of such Highways:

          (1) From the Franchised Location northeast along I-44 to St. Louis, Missouri to a point where I-44 intersects with Loop 270 and continuing southeast to the point at which Loop 270 becomes Loop 255, and from that point, east to the Illinois State line;

          (2) From the Franchised Location west along I-44 to Tulsa, Oklahoma to the point where I-44 reaches the west side of the existing (at the date of the Franchise Agreement) city limits of Tulsa, Oklahoma; and

          (3) From the Franchised Location southwest along U.S. 69 to the nearest point on U.S. 69 to McAlester, Oklahoma.

     c.   Deposits and Fees Payable:
          -------------------------

          (1)  $1,000 Application Fee

          (2)  $75,000 Initial Franchise Fee

          (3) Monthly Royalty Fee equal to 3.5% of Gross Sales plus $.0035 per gallon of Fuel Sales (excluding bulk fuel sales)

          (4)  $50,000 Initial Training Fee

          (5) Up to $10,000 for grand opening advertisement plus a Monthly Advertising Fee of up to .25% of all gross sales for the preceding calendar month

     d.   Variations to Deposits and Fees Payable Pursuant to Franchise
          --------------------------------------------------------------
          Agreement:
          ---------

          (1) Limitation of monthly Gross Sales at Trucker's Stores of $100,000 until monthly sales at all Trucker's stores, company-owned and franchised, exceed $100,000

     e.   Right of First Refusal**:  Yes.
          ----------------------

     f.   Option to Purchase Franchised Location upon Termination**:  No.
          -------------------------------------------------------

5.   Franchisee:
     ----------
     Highway Service Ventures, Inc.
     100 Harbor Oak Drive, Suite 106
     Ashland, Virginia 23005

     Franchised Location:
     -------------------
     Petro Stopping Center #56
     Interstate-95 & Route 207 (Exit 41)
     Ruther Glen, Virginia  22546

     a.   Franchise Agreement and Amendments: Expiration Dates*:
          ----------------------------------------------------

          (1)  Franchise Agreement dated as of April 15, 1987 (expiration date:
               March 13, 1998)

          (2)  Supplement to Franchise Agreement dated as of April 28, 1987

          (3)  Amendment to Franchise Agreement dated as of August 21, 1991

          (4) Billing Program Agreement dated as of October 30, 1991 (expiration date: March 13, 1998)

          (5)  Arbitration Agreement dated as of October 30, 1991

     b.   Exclusive Territory:
          -------------------

          The exclusive territory covers an area includ ing the right-of-way of the following described portions of U.S. Interstate Highway 95 ("I-95")
          and U.S. Interstate Highway 85 ("I-85") and extending in width one mile from the right-of-way line of both sides of such Highways:

          (1) From the Franchised Location north along I-95 to the southern side of the boundary of the Franchise Area for the Elkton, Maryland franchise (approximately 20 miles from the city limits of Washington, D.C.); and

          (2) From the Franchised Location south along I-95 to the point on I-95 nearest Rocky Mount, North Carolina; and

          (3) From the point south of Richmond, Virginia where I-85 and I-95 split, south along I-85 to the North Carolina State line.

     c.   Deposits and Fees Payable:
          -------------------------

          (1)  $1,000 Application Fee (credited against Initial Franchise Fee)

          (2)  $75,000 Initial Franchise Fee

          (3) Monthly Royalty Fee equal to 3.5% of Gross Sales plus $.0035 per gallon of Fuel Sales

          (4)  $50,000 Initial Training Fee

          (5) Up to $10,000 for grand opening advertisement plus a Monthly Advertising Fee of up to .25% of all gross sales for the preceding Calendar Month

     d.   Variations to Deposits and Fees Payable Pursuant to Franchise
          -------------------------------------------------------------
          Agreement:
          ---------

          (1) Fuel sales exclude bulk fuel sales and relating only to on-premises sales of diesel fuel with a maximum royalty fee of $175,000 for one year, commencing on the date the Franchised Location opens for business, increasing each year during the initial term by 1/2 of the increase in the Consumer Price Index

     e.   Right of First Refusal**:  Yes.
          ----------------------

     f.   Option to Purchase Franchised Location Upon Termination**:  No.
          -------------------------------------------------------

6.   Franchisee:
     ----------
     Welsh, Inc.
     P.O. Box 10725
     Merrillville, Indiana 46411

     Franchised Location:
     -------------------
     Petro Stopping Center #55
     1401 Ripley Street
     Lake Station, Indiana 46405

     a.   Franchise Agreement and Amendments: Expiration Dates*:
          ----------------------------------------------------

          (1)  Franchise Agreement dated as of October 8, 1987 (expiration date:
               October 14, 1997)

          (2)  Supplement to Franchise Agreement dated as of October 8, 1987

          (3)  First Amendment to Franchise Agreement dated as of May 3, 1990

          (4) Second Amendment to Franchise Agreement dated as of November 25, 1991

          (5)  Third Amendment to Franchise Agreement dated March 15, 1995

          (6) Billing Program Agreement dated as of September 24, 1991 (expiration date: October 14, 1997)

          (7)  Arbitration Agreement dated as of November 25, 1991

     b.   Exclusive Territory:
          -------------------

          The exclusive territory covers an area including the right-of-way of the following described portions of United States Interstate Highways 80/90, 94, 65, 80 and 90 (referred to herein as "I-80/90," "I-94," "I-65," "I-80" and "I-90," respectively) and extending in width one mile from either side of such Highways:

          (1) From the Franchised Location east along I-80/I-90 to the western side of the inter section of I-80/I-90 and I-65;

          (2) From the Franchised Location east along I-94 to the Indiana-Michigan State line;

          (3) From the Franchised Location sought along I-65 to the northern side of the intersection of Indiana Highway 28 and I-65;

          (4) From the Franchised Location west along I-80 to the eastern city limits of LaSalle, Illinois;

          (5) From the Franchised Location north along I-94 to the Wisconsin State line; and

          (6) From the Franchised Location north along I-90 to where I-90 intersects United States Federal Highway 51.

     c.   Deposits and Fees Payable:
          -------------------------

          (1)  $1,000 Application Fee

          (2)  $75,000 Initial Franchise Fee

          (3) Monthly Royalty Fee equal to 3.5% of Gross Sales plus $.0035 per gallon of Fuel Sales (excluding bulk fuel sales)

          (4)  $50,000 Initial Training Fee

          (5) Up to $10,000 for grand opening advertisement plus a Monthly Advertising Fee of up to .25% of all gross sales for the preceding calendar month

     d.   Variations to Deposits and Fees payable pursuant to Franchise
          --------------------------------------------------------------
          Agreement:
          ---------

          (1) Royalty fee waived for the first 8 months commencing on the date gasoline fuel island and restaurant open for business; after such 8 months have elapsed full royalties shall be payable thereafter.

     e.   Right of First Refusal**:  Yes.
          ----------------------

     f.   Option to Purchase Franchised Location Upon Termination**:  No.
          -------------------------------------------------------

7.   Franchisee:
     ----------
     Petro of Richmond, Inc.
     500 Graves Blvd.
     P.O. Box 856
     Salina, Kansas 67402

     Franchised Location:
     -------------------
     Petro Stopping Center #57
     6400 National Road East at U.S. 40
     New Paris, Ohio 45347

     a.   Franchise Agreement and Amendments: Expiration Dates*:
          ----------------------------------------------------

          (1) Franchise Agreement dated as of September 1, 1988 (expiration date: October 29, 1999)

          (2)  Supplement to Franchise Agreement dated as of September 1, 1988

          (3)  Amendment to Franchise Agreement dated as of August 7, 1991

          (4) Billing Program Agreement dated as of October 1, 1991 (expiration date: October 29, 1999)

          (5)  Security Agreement dated September 1, 1988

          (6)  Guaranty dated September 1, 1988

          (7)  Consent and Subordination Agreement dated June 23, 1993

          (8)  Arbitration Agreement dated as of October 1, 1991

          (9)  Software License Agreement dated June 8, 1995

     b.   Exclusive Territory:
          -------------------

          The exclusive territory covers an area including the Franchised Location and the right-of-way of the following described portions of Interstate Highway 70 ("I-70"), Ohio State Highway 56 ("Ohio 56") and Indiana State Highway 3 ("Indiana 3") and extending in width one mile from either side of I-70:

          (1) From the Ohio/Indiana State line east along I-70 to the west side of the interchange of I-70 and Ohio 56; and

          (2) From the Ohio/Indiana State line west along I-70 to the east side of the interchange of I-70 and Indiana 3.

     c.   Deposits and Fees Payable:
          -------------------------

          (1)  $5,000 Application Fee

          (2)  $100,000 Initial Franchise Fee

          (3) Monthly Royalty Fee equal to 4.0% of Nonfuel Gross Sales plus $.004 per gallon of Fuel Sales (excluding bulk fuel sales)

          (4)  $50,000 Initial Training Fee

          (5) Up to $10,000 for grand opening advertisement plus a Monthly Advertising Fee of up to .25% of monthly Nonfuel Gross Sales and Fuel Sales for the preceding calendar month

     d.   Variations to Deposits and Fees payable pursuant to Franchise
          --------------------------------------------------------------
          Agreement:  None.
          ---------

     e.   Right of First Refusal**:  Yes.
          ----------------------

     f.   Option to Purchase Franchised Location Upon Termination**:  Yes.
          -------------------------------------------------------

8.   Franchisee:
     ----------
     CTM, Inc.
     P.O. Box 856
     Salina, Kansas 67402

     Franchised Location:
     -------------------
     Petro:2 #81
     Interstate-70 at N. 9th Street
     Salina, Kansas 67401

     a.   Franchise Agreement and Amendments: Expiration Dates*:
          ----------------------------------------------------

          (1) Franchise Agreement dated as of February 2, 1990 (expiration date: February 27, 2000)

          (2)  Amendment to Franchise Agreement dated as of August 7, 1991

          (3) Billing Program Agreement dated as of October 1, 1991 (expiration date: February 28, 2000)

          (4)  Second Amendment to Franchise Agreement dated March 19, 1996

          (5)  Arbitration Agreement dated as of October 1, 1991

          (6)  Security Agreement dated February 2, 1990

          (7)  Guaranty dated as of October 1, 1991

     b.   Exclusive Territory:
          -------------------

          The exclusive territory covers an area including the Franchised Location and the right-of-way of the following described portions of Interstate Highways 70 and 135 (referred to herein as "I-70" and "I-35," respectively) and United States Highway 81 (referred to as "U.S. 81"):

          (1) From the Franchised Location east on I-70 to Exit 330 just east of Kansas High way 99;

          (2) From the Franchised Location west on I-70 to State Highway 183 at Hays, Kansas;

          (3) From the Franchised Location sought on I-135 to Exit 34 north of Newton, Kansas; and

          (4) From the Franchised Location north on U.S. 81 to Kansas Highway 9 at Concordia, Kansas.

     c.   Deposits and Fees Payable:
          -------------------------

          (1)  $5,000 Application Fee

          (2)  $20,000 Initial Franchise Fee

          (3) Monthly Royalty Fee equal to 4.0% of Nonfuel Gross Sales plus $.004 per gallon of Fuel Sales (excluding bulk fuel sales)

          (4)  Initial Training Fee waived

          (5) Up to $10,000 for grand opening advertisement plus a Monthly Advertising Fee of up to .25% of monthly Nonfuel Gross Sales and Fuel Sales

     d.   Variations to Deposits and Fees payable pursuant to Franchise
          --------------------------------------------------------------
          Agreement:  None.
          ---------


     e.   Variations from Deposits and Fees Payable Pursuant to the Franchise
          --------------------------------------------------------------------
          Agreement:  None.
          ---------

     f.   Right of First Refusal**:  Yes.
          ----------------------

     g.   Option to Purchase Franchised Location Upon Termination**:  Yes.
          -------------------------------------------------------

9.   Franchisee:
     ----------
     Highway Service Ventures, Inc.
     100 Harbor Oak Drive, Suite 106
     Ashland Virginia 23005

     Franchised Location:
     -------------------
     Petro Stopping Center #58
     3001 TV Road
     Florence, South Carolina 29501

     a.   Franchise Agreement and Amendments: Expiration Dates*:
          ----------------------------------------------------

          (1)  Franchise Agreement dated as of May 11, 1990 (expiration date:
               February 10, 2001)

          (2)  Amendment to Franchise Agreement dated as of August 21, 1991

          (3) Billing Program Agreement dated as of October 30, 1991 (expiration date: February 10, 2001)

          (4)  Arbitration Agreement dated as of October 1, 1991

     b.   Exclusive Territory:
          -------------------

          The exclusive territory covers an area including the right-of-way of the following described portions of United States Interstate
          Highways 95 and 20 (referred to herein as "I-95" and "I-20," respectively) and extending in width one mile from either side of such
          Highways:

          (1) From the Franchised Location north on I-95 to Exit 33 at St. Pauls, North Carolina;

          (2) From the Franchised Location south on I-95 to the South Carolina/Georgia State line; and

          (3) From the Franchised Location west on I-20 to Exit 92 at Lugoff, South Carolina.

     c.   Deposits and Fees Payable:
          -------------------------

          (1)  $5,000 Application Fee

          (2)  $95,000 Initial Franchise Fee

          (3) Monthly Royalty Fee equal to 4.0% of the Nonfuel Gross Sales plus $.004 per gallon of Fuel Sales (excluding bulk fuel sales)

          (4)  $50,000 Initial Training Fee

          (5) Up to $10,000 for grand opening advertisement plus a Monthly Advertising Fee of up to .25% of monthly Nonfuel Gross Sales and Fuel Sales

     d.   Variations from Deposits and Fees payable pursuant to Franchise
          ---------------------------------------------------------------
          Agreement:  None.
          ---------

     e.   Right of First Refusal**:  Yes.
          ----------------------

     f.   Option to Purchase Franchised Location Upon Termination**:  Yes.
          -------------------------------------------------------

10.  Franchisee:
     ----------
     Crossroads of Idaho, Inc.
       d/b/a Crossroads of Idaho Stopping Center
     P.O. Box 394
     Twin Falls, Idaho 83303

     Franchised Location:
     -------------------
     Petro:2 #82
     Interstate-84 at U.S. Highway 93
     Jerome, Idaho 83338

     a.   Franchise Agreement and Amendments: Expiration Dates*:
          ----------------------------------------------------

          (1) Franchise Agreement dated as of November 8, 1989 (expiration date: December 16, 2000)

          (2) Letter Amendment dated as of November 8, 1989 granting franchisee right of first refusal, subject to the terms and conditions of such agreement, for an area including the following described portions of Interstate Highways 84 and 86 ("IH 84" and "IH 86," respectively): From Exit 64 on IH 84 (near Boise, Idaho) north and west on IH 84 to Exit 374 on IH 84 (near Ontario, Oregon; from Exit 52 on IH 86 (near Pocatello, Idaho) east on IH 86 to the intersection of IH 86 and IH 15 and from such intersection north on Interstate

               Highway 15 and U.S. Highway 20 (near Idaho Falls, Idaho); and from the Idaho/Utah border on IH 84 south on IH 84 to Exit 46 on IH 84 (near Tremonton, Utah)

          (3)  Amendment to Franchise Agreement dated as of January 27, 1992

          (4) Billing Program Agreement dated as of October 1, 1991 (expiration date: December 16, 2000)

          (5)  Arbitration Agreement dated as of Janu ary 27, 1992

          (6)  Security Agreement dated November 8, 1989

          (7)  Guaranty dated November 8, 1989

          (8)  Assignment of Petro Franchise Agreement dated July 22, 1991

          (9)  Consent and Subordination Agreement dated July 22, 1991

          (10) Assignment of Petro Franchise Agreement dated November 15, 1995

          (11) Consent and Subordination Agreement dated November 15, 1995

     b.   Exclusive Territory:
          -------------------

          The exclusive territory covers an area including the following described portions of Interstate Highways 84 and 86 ("IH 84" and "IH 86," respectively):

          (1) From Exit 64 on IH 84 (near Boise, Idaho) south and east on IH 84 to the border of Idaho and Utah; and

          (2) From the intersection of IH 84 and IH 86 north and east on IH 86 to Exit 52 on IH 86 (near Pocatello, Idaho).

     c.   Deposits and Fees Payable:
          -------------------------

          (1)  $5,000 Application Fee

          (2)  $45,000 Initial Franchise Fee

          (3) Monthly Royalty Fee equal to 4.0% of Nonfuel Gross Sales plus $.004 per gallon of Fuel Sales (excluding bulk fuel sales)

          (4)  $50,000 Initial Training Fee

          (5) Up to $10,000 for grand opening advertisement plus a Monthly Advertising Fee of up to .25% of monthly Nonfuel Gross Sales and Fuel Sales

     d.   Variations from Deposits and Fees Payable Pursuant to the Franchise
          -------------------------------------------------------------------
          Agreement:
          ----------

          (1) No Royalties on Gasoline and restaurant sales from January 1, 1994 through November 30, 1999

     e.   Right of First Refusal**:  Yes.
          ----------------------

     f.   Option to Purchase Franchised Location Upon Termination**:  Yes.
          -------------------------------------------------------

11.  Franchisee:
     -----------

     Welsh, Inc.
     P.O. Box 10725
     Merrillville, Indiana 46411

     Franchised Location:
     -------------------
     Petro:2 #80
     Interstate-94 and E. Napier Road (Exit 30)
     Benton Harbor, Michigan 49022

     a.   Franchise Agreement and Amendments: Expiration Dates*:
          ----------------------------------------------------

          (1)  Franchise Agreement dated as of May 3, 1990 (expiration date:
               June 30, 1999)

          (2)  Supplement to Franchise Agreement dated as of May 3, 1990

          (3)  Amendment to Franchise Agreement dated as of November 25, 1991

          (4)  Second Amendment to Franchise Agreement dated March 15, 1995

          (5)  Billing Program dated as of September 24, 1991 (expiration date:
               June 30, 1999)

          (6)  Arbitration Agreement dated as of November 25, 1991

     b.   Exclusive Territory:
          -------------------

          The exclusive territory covers an area including the right-of-way of the following described portions of United States Interstate Highways 94 and 196 (referred to herein as "I-94" and "I-196," respectively) and extending in width one mile from either side of such highways:

          (1) From the Franchised Location east along I-94 to the intersection of I-196 and then north along I-196 to the western side of the intersection of I-196 and I-94;

          (2) From the Franchised Location east along I-94 to five miles beyond the intersection of I-94 and Michigan Highway 127; and

          (3) From the Franchised Location west along I-94 to the Michigan-Indiana State line.

     c.   Deposits and Fees Payable:
          -------------------------

          (1)  No Application Fee Paid

          (2)  $25,000 Initial Franchise Fee

          (3) Monthly Royalty Fee equal to 4.0% of Nonfuel Gross Sales plus $.004 per gallon of Fuel Sales (excluding bulk fuel sales);

          (4)  $50,000 Initial Training Fee

          (5) Up to $10,000 for grand opening advertisement plus a Monthly Advertising Fee of up to .25% of monthly Nonfuel Gross Sales and Fuel Sales

     d.   Variations from Deposits and Fees Payable Pursuant to the Franchise
          -------------------------------------------------------------------
          Agreement:
          ---------

          (1)  Training Fee reduced to $25,000

          (2)  Initial Franchise Fee reduced to $25,000

          (3) Royalty Fee Waived from opening for business through September 30, 1990 and after such period royalties shall not be payable with respect to the first: 300,000 gallons of diesel fuel sold per month; $20,000 of restaurant food sales per month; $25,000 of travel stores sales per month; and $2,250 of scale income per month.

          (4) Monthly Advertising and Marketing Fees shall first be payable beginning the seventh month of opening of business

     e.   Right of First Refusal**:  Yes.
          ----------------------

     f.   Option to Purchase Franchised Location Upon Termination**:  Yes.
          -------------------------------------------------------

12.  Franchisee:
     ----------
     Rochelle Travel Plaza, Inc.
     P.O. Box 317
     Rochelle, Illinois 61068

     Franchised Location:
     -------------------
     Petro Stopping Center
     Interstate 39 and Illinois Highway 38
     Rochelle, Illinois 61068

     a.   Franchise Agreement and Amendment:  Expiration Dates*:
          ----------------------------------------------------

          (1)  Franchise Agreement dated as of March 29, 1991 (expiration date:
               April 26, 2002)

          (2)  Supplement to Franchise Agreement dated March 28, 1991

          (3)  Second supplement to Franchise Agreement dated as of March 26,
               1992

          (4) Billing Program Agreement dated as of January 20, 1992 (expiration date: April 26, 2002)

          (5)  Security Agreement dated March 28, 1991

          (6)  Guaranty dated as of March 28, 1991

          (7)  Arbitration Agreement dated as of January 2, 1992

          (8)  Consent and Subordination Agreement dated April 10, 1991

          (9) Consent, Subordination and Intercreditor Agreement dated as of March 26, 1992

          (10) Software License Agreement dated July 20, 1995

     b. Exclusive Territory:
        -------------------

          The exclusive territory covers an area including the Franchised Location and the right-of-way of the following described portions of Interstate Highway 39 ("I-39"), U.S. Highway 51 ("U.S. 51"), Toll Road 5, and Interstate Highway 88 ("I-88") and extending in width one mile from either side of such Highways:

          (1) From the Franchise Location north along I-39 and U.S. 51 to the Illinois-Wisconsin State line;

          (2) From the Franchised Location south along I-39 and U.S. 51 to the north side of Interchange Number 135 of U.S. 51 and Interstate Highway 74 south of Bloomington, Illinois;

          (3) From the interchange of I-39 and I-88/Toll Road 5 west to the east side of the interchange of I-88 and Illinois State Highway 92 near Joslin, Illinois; and

          (4) From the interchange of I-39 and I-88/Toll Road 5 East to the west side of the interchange of I-88/Toll Road 5 and Illinois State Highway 31 near Aurora, Illinois.

     c. Deposits and Fees Payable:
        -------------------------

          (1)  $5,000 Application Fee

          (2)  $70,000 Initial Franchise Fee

          (3) Monthly Royalty Fee equal to 4.0% of Nonfuel Gross Sales plus $.004 per gallon of Fuel Sales (excluding bulk fuel sales)

          (4)  $50,000 Initial Training Fee

          (5) Up to $10,000 for grand opening advertisement plus a Monthly Advertising Fee of up to .25% of monthly Nonfuel Gross Sales and Fuel Sales

     d.   Variations from Deposits and Fees Payable Pursuant to the Franchise
          -------------------------------------------------------------------
          Agreement:  None.
          ---------

     e.   Right of First Refusal**:  Yes.
          ----------------------

     f.   Option to Purchase Franchised Location Upon Termination**:  Yes.
          -------------------------------------------------------

13.  Franchisee:
     ----------
     Fargo Stopping Center, L.L.C.
     P.O. Box 2129
     Minot, North Dakota 58702

     Franchised Location:
     -------------------
     Petro Stopping Center
     Interstate Highway 94 at 45th Street and 19th Avenue
     Fargo, North Dakota 58108

     a.   Franchise Agreement and Amendments Expiration Dates*:
          ----------------------------------------------------

          (1) Franchise Agreement dated as of January 31, 1994 (expiration date:
              November 27, 2004)

          (2) Supplement to Franchise Agreement dated January 31, 1994

          (3) Billing Program Agreement dated as of January 31, 1994 (expiration date: November 27, 2004)

          (4) Arbitration Agreement dated as of January 31, 1994

          (5) Security Agreement dated as of January 31, 1994

          (6) Guaranty dated as of January 31, 1994

          (7) Software License Agreement dated May 9, 1995

     b.   Exclusive Territory:
          -------------------

          The exclusive territory covers an area including the Franchised Location and the right-of-way of the following described portions of Interstate Highway 94 ("I-94"), and Interstate Highway 29 ("I-29") and extending in width one mile from either side of such Highways:

          (1) From the Franchised Location east along I-94 to the west side of the interchange of Highway 71 and I-94 at I-94 exit number 127 near Sauk Centre, Minnesota;

          (2) From the Franchised Location west along I-94 to the east side of the interchange of Highway 85 and I-94 at I-94 exit number 10 near Belfield, North Dakota;

          (3) From the interchange of I-94 and I-29 north along I-29 to the south side of the interchange of Highway 81 and I-29 at I-29 exit number 203 near Joliette, North Dakota; and

          (4) From the interchange of I-94 and I-29 south along I-29 to the north side of the interchange of Highway 12 and I-29 at I-29 exit number 207 near Summit, South Dakota.

     c.  Deposits and Fees Payable:
         -------------------------

          (1) $25,000 Application Fee (credited against Initial Franchise Fee)

          (2) $75,000 Initial Franchise Fee

          (3) Monthly Royalty Fee equal to 4.0% of Nonfuel Gross Sales plus $.004 per gallon of Fuel Sales (excluding bulk fuel sales)

          (4) $50,000 Initial Training Fee

          (5) Up to $10,000 for grand opening advertisement plus a Monthly Advertising Fee of up to .25% of monthly Nonfuel Gross Sales and Fuel Sales

     d.   Variations from Deposits and Fees Payable Pursuant to the Franchise
          -------------------------------------------------------------------
          Agreement:
          ---------

          (1) Letter temporarily reducing royalty fees from: Non-fuel Sales to 1% and Diesel and gasoline to .001% for the months of July, August, September and October of 1995.

          (2) Letter temporarily reducing royalty fees from: Non-fuel Sales to 1% and Diesel and gasoline to .001% for the months of May, June, July and August of 1996.

     e.   Right of First Refusal**:  Yes.
          ----------------------

     f.   Option to Purchase Franchised Location Upon Termination**:  Yes.
          -------------------------------------------------------

14.  Franchisee:
     ----------
     Highway Service Ventures, Inc.
     100 Harbor Oak Drive, Suite 106
     Ashland, Virginia 23005

     Franchised Location:
     -------------------
     Petro Stopping Center #60
     10200 Old Federal Road
     Carnesville, George 30521

     a.   Franchise Agreement and Amendments; Expiration Date*:
          ---------------------------------------------------

          (1) Franchise Agreement dated as of May 3, 1994 (expiration date:
              January 15, 2005)

          (2) Supplement to Franchise Agreement dated May 3, 1994

          (3) Billing Program Agreement dated as of May 3, 1994 (expiration date: January 15, 2005)

          (4) Arbitration Agreement dated as of May 3, 1994

          (5) Security Agreement dated as of May 3, 1994

          (6) Supplemental Acknowledgment, Consent and Agreement of Petro dated April 3, 1994

     b.   Exclusive Territory:
          -------------------

          The Exclusive Territory covers an area including the Franchised Location and the right-of-way of the following described portions of Interstate Highway 85 ("I-85") and extending in width one mile from either side of such highway.

          (1) From the Franchised Location east along I-85 to the west side of exit number 27 near Belmont, North Carolina.

          (2) From the Franchised Location west along I-85 to the east side of the interchange of I-85 and Loop I-285.

     c.   Deposits and Fees Payable:
          -------------------------

          (1)  $25,000 Application Fee (credited against initial Franchise Fee)

          (2)  $100,000 Initial Franchise Fee

          (3) Monthly Royalty Fee equal to 4.0% of Nonfuel Gross Sales plus $.004 per gallon of fuel sales (excluding bulk fuel sales)

          (4)  $50,000 Initial Training Fee

          (5) Up to $10,000 for grand opening advertise ment plus a Monthly Advertising Fee of up to .25% of monthly Nonfuel Gross Sales and Fuel Sales

     d.   Variations from Deposits and Fees Payable Pursuant to the Franchise
          -------------------------------------------------------------------
          Agreement:
          ---------

          (1) Letter temporarily reducing royalty fees for diesel fuel sales to 1% for the months of July, August, September and October of 1995

     e.   Right of First Refusal**:  Yes.
          ----------------------

     f.   Option to Purchase Franchised Location Upon Termination**:  Yes.
          -------------------------------------------------------

15.  Franchisee:
     ----------
     Bordentown Junction Truckstop
       Junction Venture***
     200 Four Falls Corporate Center, Suite 115
     West Conshohocken, PA 19428

     Franchised Location:
     -------------------
     Petro Stopping Center #14
     Rising Sun Square Road
     Bordentown, New Jersey 08505

     a.   Franchise Agreement and Amendments:  Expiration Date*:
          ----------------------------------------------------

          (1) Franchise Agreement dated as of December 29, 1995 (expiration date: December 28, 2005)

          (2) Billing Program Agreement dated as of April 17, 1996 (expiration date: Dec. 28, 2005)

          (3)  Arbitration Agreement dated as of December 29, 1995

          (4)  Security Agreement dated as of December 29, 1995

          (5)  Letter Agreement dated December 29, 1995

          (6)  Subordination Agreement dated December 29, 1995

     b.   Exclusive Territory:
          -------------------

          The exclusive Territory covers an area including the Franchised Location and the following described portions.

          (1) From the Franchised Location (Exit 7) South on the New Jersey Turnpike (I-95) to the Delaware/New Jersey State Line at the Delaware River

          (2) From the Franchised Location (Exit 7) North on the New Jersey Turnpike (I-95) to Exit 15E to Highway 1 and 9

          (3) From Highway 130 South on I-295 to Exit 2 at the New Jersey Turnpike (I-95)

          (4) From Highway 206 North on Highway 130 to Highway 1

          (5) From Highway 206 North on Highway 1 to I-287

          (6) From Highway 206 South on Highway 130 to State Road 42

          (7) From Highway 1 North on Highway 206 to I-78

          (8) From the Franchised Location (Exit 7) South on Highway 206 to Highway 30

     c.   Deposits and Fees Payable:
          -------------------------

          (1) $25,000 Application Fee waived

          (2) $100,000 Initial Franchise Fee waived

          (3) Monthly Royalty Fee equal to 4.0% of Nonfuel Gross Sales plus $.004 per gallon of fuel Sales (excluding bulk fuel sales)

          (4) $50,000 Initial Training Fee (waived)

          (5) Up to $10,000 for grand opening advertisement plus a Monthly Advertising Fee of up to .25% of monthly Nonfuel Gross Sales and Fuel Sales (grand opening expenses waived)

     d.   Variations from Deposits and Fees Payable Pursuant to the Franchise
          -------------------------------------------------------------------
          Agreement:  None.
          ---------

     e.   Right of First Refusal**:  Yes.
          ----------------------

16.  Franchisee:
     ----------
     135-80 Travel Plaza, Inc.
     500 Graves Boulevard
     Salina, Kansas 67401

     Franchised Location:
     -------------------
     Petro Stopping Center
     4600 South Lincoln
     York, Nebraska 68467

     a.   Franchise Agreement and Amendments; Expiration Dates*:
          ----------------------------------------------------

          (1) Franchise Agreement dated as of December 29, 1995 (expiration date: December 16, 2005)

          (2) First Amendment to Franchise Agreement dated March 22, 1996

          (3) Billing Program Agreement dated as of De cember 29, 1995 (expiration date: December 16, 2005)

          (4) Arbitration Agreement dated as of December 29, 1995

          (5) Security Agreement dated as of December 29, 1995.

     b.   Exclusive Territory:
          -------------------

          The Exclusive Territory covers an area including the Franchised Location and the following described portions.

          (1) From the Franchised Location East on I-80 to Iowa Highway 71 at Lorah, Iowa (Exit 60)

          (2) From the Franchised Location West on I-80 to Hershey, Nebraska (Exit 164)

          (3) From the Franchised Location South on Highway 81 to Concordia, Kansas (which joins Petro:2 territory)

          (4) From the Franchised Location North on Highway 81 to Highway 275 at Norfolk, Nebraska

     c.   Deposits and Fees Payable:
          -------------------------

          (1) Application Fee waived

          (2) $100,000 Initial Franchise Fee

          (3) Monthly Royalty Fee equal to 4.0% of Nonfuel Gross Sales plus $.004 per gallon of fuel Sales (excluding bulk fuel sales)

          (4) $50,000 Initial Training Fee

          (5) Up to $10,000 for grand opening advertisement plus a Monthly Advertising Fee of up to .25% of monthly Nonfuel Gross Sale and Fuel Sales

     d.   Variations from Deposits and Fees Payable Pursuant to the Franchise
          -------------------------------------------------------------------
          Agreement:  None.
          ---------

     e.   Right of First Refusal**: Yes.
          ----------------------

     f.   Option to Purchase Franchised Location Upon Termination**:  Yes.
          -------------------------------------------------------

17.  Franchisee:
     ----------
     Big Ten Truckstop, Inc.
     1 Grove Street
     Dupont, Pennsylvania  18641

     Franchised Location:
     -------------------
     Petro Stopping Center
     1 Grove Street
     Dupont, Pennsylvania  18641

     a.   Franchise Agreement and Amendments; Expiration Dates*:
          ----------------------------------------------------

          (1) Franchise Agreement dated as of June 7, 1996 (expiration date:
              Not opened yet)

          (2) First Amendment to Franchise Agreement dated June 7, 1996.

          (3) Billing Program Agreement dated as of June 7, 1996 (expiration date: Not opened yet)

          (4) Arbitration Agreement dated as of June 7, 1996

          (5) Security Agreement dated as of June 7, 1996

          (6) Guaranty dated as of June 7, 1996

     b.   Exclusive Territory:
          -------------------

          The exclusive territory covers an area including the Franchised Location and the following described portions:

          (1) From the Franchised Location North on I-81 to New York State Line;

          (2) From the Franchised Location South on I-81 to I-80 Interchange;

          (3) From the Franchised Location South on Pennsylvania 380 to I-80;

          (4) From the Franchised Location East on I-84 to Exit 11 at Port Jervis, Pennsylvania;

          (5) From the Franchised Location North on Toll Road 9 to I-81 at Dickson City, Pennsylvania;

          (6) From the Franchised Location South on Toll Road 9 to Exit 35 near I-80.

     c.   Deposits and Fees Payable:
          -------------------------

          (1) $25,000 Application Fee (credited against initial Franchise Fee)

          (2) $100,000 Initial Franchise Fee

          (3) Monthly Royalty Fee equal to 4.0% of Nonfuel Gross Sales plus $.004 per gallon of fuel Sales (excluding bulk fuel sales)

          (4) $50,000 Initial Training Fee

          (5) Up to $10,000 for grand opening advertisement plus a Monthly Advertising Fee of up to .25% of monthly Nonfuel Gross Sales and Fuel Sales

     d.   Variations from Deposits and Fees Payable Pursuant to the Franchise
          -------------------------------------------------------------------
          Agreement:  None.
          ---------

     e.   Right of First Refusal**:  Yes.
          ----------------------

     f.   Option to Purchase Franchised Location Upon Termination**:  Yes.
          -------------------------------------------------------

18.  Franchisee:
     ----------
     Consolidated Truck Stops, Inc.
     I-70, Exit Two
     Claysville, Pennsylvania 15323

     Franchised Location:
     -------------------
     Petro Stopping Center
     I-70, Exit Two
     Claysville, Pennsylvania 15323

     a.   Franchise Agreement and Amendments; Expiration Dates*:
          ----------------------------------------------------

          (1) Franchise Agreement dated as of September 30, 1997 (expiration date: October 31, 2007)

          (2)  First Addendum to Franchise Agreement dated September 30, 1997.

          (3) Billing Program Agreement dated as of September 30, 1997 (expiration date: October 31, 1997)

          (4)  Arbitration Agreement dated as of September 30, 1997

          (5)  Security Agreement dated as of September 30, 1997

          (6)  Guaranty dated as of September 30, 1997

          (7)  Franchise Application Agreement dated as of September 30, 1997

          (8) Memorandum of Right of First Refusal and Right to Buy dated as of September 30, 1997

          (9)  Confidentiality Agreement dated September 30, 1997

          (10) PMPA Motor Fuels Franchise Agreement dated as of September 30,
               1997

     b.   Exclusive Territory:
          -------------------

          The exclusive territory covers an area includ ing the Franchised Location and the following described portions:

          (1)  From the Franchised Location West on I-70 to Ohio Exit 202

          (2)  From the Franchised Location East on I-70 to Exit 26

          (3) From the Franchised Location North on I-70/I-79 interchange to Exit 17

          (4) From the Franchised Location South on I-70/I-79 interchange to Exit 4

     c.   Deposits and Fees Payable:
          -------------------------

          (1)  $50,000 Initial Franchise Fee

          (2) Monthly Royalty Fee equal to 4.0% of Nonfuel Gross Sales plus $.003 per gallon of fuel Sales; 2.0% of branded or unbranded Quick Service Restaurant Sales located in the main building and operated by Franchisee; 2.0% of Franchisee's non-Franchisor branded Full Service Restaurant Sales if operated by Franchisee (Petro:2)

              Existing operation conversion base year (defined as average sales for the 12 months prior to the Franchise Agreement) royalties calculation:

              1st year - 50% of base year sales exc.from royalties
              2nd year - 35% of base year sales exc.from royalties
              3rd year - 15% of base year sales exc.from royalties
              4th year and thereafter - 0% of base year sale exc.from royalties

          (3) $20,870 Initial Training Fee

          (4) $5,000 Initial Legal, Design and Merchandise Set Up Fees

          (5) Annual Administration Fee of $7,500

          (6) minimum of $5,000 for grand opening advertisement with contribution of $2,500 by Franchisor; Monthly Advertising Fee collected at a rate of .25% of monthly Nonfuel Gross Sales and Fuel Sales, subject to a $900 cap which may be adjusted annually

     d.   Variations from Deposits and Fees Payable Pursuant to the Franchise
          -------------------------------------------------------------------
          Agreement:  None.
          ---------

     e.   Right of First Refusal**:  Yes.
          ----------------------

     f.   Right to Buy Franchised Location Upon Termina tion or Expiration**:
          ----------------------------------------------------------------
          Yes.

19.  Franchisee:
     ----------
     Quint Ltd. dba Windy City South
     I-57 & Monee Road
     Monee, Illinois 60449

     Franchised Location:
     -------------------
     Petro Stopping Center
     I-57 & Monee Road
     Monee, Illinois 60449

     a.   Franchise Agreement and Amendments; Expiration Dates*:
          ----------------------------------------------------

          (1)  Franchise Agreement dated as of January 28, 1998(expiration date:
               Not Opened Yet)

          (2)  Addendum to Franchise Agreement dated January 28, 1998

          (3) Billing Program Agreement dated as of January 28, 1998 (expiration date: Not Opened Yet)

          (4)  Arbitration Agreement dated as of January 28, 1998

          (5)  Security Agreement dated as of January 28, 1998

          (6)  Guaranty dated as of January 28, 1998

           (7)  Franchise Application Agreement dated as of January 28, 1998

           (8) Memorandum of Right of First Refusal and Right to Buy dated as of January 28, 1998

           (9)  Confidentiality Agreement dated January 28, 1998

           (10) PMPA Motor Fuels Franchise Agreement dated as of January 28,
                1998

     b.    Exclusive Territory:
           -------------------

          The exclusive territory covers an area including the Franchised Location and the following described portions:

          (1)   From the Franchised Location South on I-57 to Exit 240

          (2) From the Franchised Location North on I-57 to one mile South of I-80

     c.   Deposits and Fees Payable:
          -------------------------

          (1)   $50,000 Initial Franchise Fee

          (2) Monthly Royalty Fee equal to 4.0% of Nonfuel Gross Sales plus $.003 per gallon of fuel Sales; 2.0% of branded or unbranded Quick Service Restaurant Sales located in the main building and operated by Franchisee; 2.0% of Franchisee's non-Franchisor branded Full Service Restaurant Sales if operated by Franchisee (Petro:2)

                Existing operation conversion base year (defined as average sales for the 12 months prior to the Franchise Agreement) royalties calculation:

               1st year - 50% of base year sales exc.from royalties
               2nd year - 35% of base year sales exc.from royalties
               3rd year - 15% of base year sales exc.from royalties
               4th year and thereafter - 0% of base year sale exc.from royalties

          (3)  $100,000 Initial Training Fee

          (4)  $41,000 Initial Legal, Design and Merchandise Set Up Fees

          (5)  Annual Administration Fee of $10,000

          (6) minimum of $5,000 for grand opening advertisement with contribution of $2,500 by Franchisor; Monthly Advertising Fee collected at a rate of .25% of monthly Nonfuel Gross Sales and Fuel Sales, subject to a $1,850 cap which may be adjusted annually

     d.   Variations from Deposits and Fees Payable Pursuant to the Franchise
          -------------------------------------------------------------------
          Agreement:  None.
          ---------

     e.   Right of First Refusal**:  Yes.
          ----------------------

     f.   Right to Buy Franchised Location Upon Termination or Expiration**:
          ----------------------------------------------------------------
          Yes.

20.  Franchisee:
     ----------
     All American, Inc.
     I-78 and PA Route 645 (Exit 2)
     Bethel, Pennsylvania 17067

     Franchised Location:
     -------------------
     Petro Stopping Center
     I-70 & PA Turnpike, Exit 12
     Breezewood, Pennsylvania 15533

     a.   Franchise Agreement and Amendments; Expiration Dates*:
          ----------------------------------------------------

          (1) Franchise Agreement dated as of January 30, 1998 (expiration date:
              February 18, 2008)

          (2) Billing Program Agreement dated as of January 30, 1998 (expiration date: February 18, 1998)

          (3) Arbitration Agreement dated as of January 30, 1998

          (4) Franchise Application Agreement dated as of January 30, 1998

          (5) Confidentiality Agreement dated January 5, 1998

          (6) PMPA Motor Fuels Franchise Agreement dated as of January 30, 1998

     b.   Exclusive Territory:
          -------------------

          The exclusive territory covers an area including the Franchised Location and the following described portions:

          (1) From Franchised Location on I-76 West to Ohio/Pennsylvania State Line, but not including West on I-70

          (2) From Franchised Location on I-76 East to Exit 25 at I-476

          (3) From Franchised Location on I-70 South to Exit 26 at I-81

     c.   Deposits and Fees Payable:
          -------------------------

          (1)  Waived Initial Franchise Fee

          (2) Monthly Royalty Fee equal to 4.0% of Nonfuel Gross Sales plus $.003 per gallon of fuel Sales; 2.0% of branded or unbranded Quick Service Restaurant Sales located in the main building and operated by Franchisee; 2.0% of Franchisee's non-Franchisor branded Full Service Restaurant Sales if operated by Franchisee (Petro:2); no royalties paid on existing Perkins franchise restaurant; no royalties paid on combined sales from current "fast food" franchises below a combined annual sales volume of $240,000

               Existing operation conversion base year (defined as average sales for the 12 months prior to the Franchise Agreement) royalties calculation:

               1st year - 50% of base year sales exc.from royalties
               2nd year - 35% of base year sales exc.from royalties
               3rd year - 15% of base year sales exc.from royalties
               4th year and thereafter - 0% of base year sale exc.from royalties

          (3)  $25,000 Initial Training Fee

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          (4) $21,000 Initial Legal, Design and Merchandise Set Up Fees

          (5) Annual Administration Fee of $7,500

          (6) minimum of $5,000 for grand opening advertisement with contribution of $2,500 by Franchisor; Monthly Advertising Fee collected at a rate of .25% of monthly Nonfuel Gross Sales and Fuel Sales, subject to a $1,000 cap which may be adjusted annually

     d.   Variations from Deposits and Fees Payable Pursuant to the Franchise
          -------------------------------------------------------------------
          Agreement: Yes.
          ---------

     e.   Right of First Refusal: Yes.
          ----------------------

     f.   Right to Buy Franchised Location Upon Termination or Expiration: Yes.
          ---------------------------------------------------------------

* All franchise agreements are automatically renewable for two additional five-year terms subject to satisfaction of certain conditions

** Where indicated, the franchise agreement gives the franchisee a right of first refusal and/or option (o right to buy) to purchase the franchised location upon termination of the franchise agreement. A separate memorandum of right of first refusal and option to purchase or, alternatively, memorandum of right of first refusal only, a form of which is attached to the franchise agreement, had been executed and filed in the appropriate jurisdiction

*** The initial fees were waived for this franchisee due to the fact that this franchisee was a licensee of the Company operating a Petro Stopping Center prior to becoming a franchisee.

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